Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS
BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR
CONFIDENTIAL. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

FY23 Incentive Compensation Plan

—

<First and Last Name>

I am pleased to invite you to the FY23 Incentive Compensation Plan. This is an important part of your Total Remuneration at Keypath, and I encourage you to read the below carefully. If you have any questions, please reach out to your Manager or the People team.

This document is to be treated strictly confidentially as it contains sensitive information regarding the Company.

Summary of changes for FY23:

1.	Return to equal weighting of Global Revenue and Global Adjusted EDBITDA to 40%.

2.	Removal of Global Revenue gate, meaning, if minimum criteria of Global Revenue metric is not achieved, ICP could still be achieved if Global Adjusted EBITDA is above entry criteria

FY23 Target achievement:

BONUS CRITERIA	Weighting	Criteria - in 000s of USD
		Entry	Target	O.A.
Metric 1 - Global Revenue Total Global Revenue Attainment in USD, constant currency basis	40%	$[***]	$[***]	$[***]
Metric 2 – Global Adjusted EBITDA Total Global Adjusted EBITDA Attainment in USD, constant currency basis	40%	($[***])	($[***])	($[***])
Metric 3 – Personal Performance Measured through your personal performance achievement against your OKR’s (what), values & behaviours (how) and any high-impact, value creation initiatives delivered.	20%	Dependent on personal performance
	100%

I look forward to working together for another strong year, unlocking greatness for our students, our partners, and our business.

Steve Fireng

Global Chief Executive Officer

Transform education, transform the world.	Keypath Education US | UK | Canada | Australia | Malaysia

Your FY23 ICP:

Current base salary (local currency):	$[xxx,xxx] [CUR]
Bonus % Target:	[xx]%
Indicative Target Bonus: (Final payment will be based on actual salary paid)	$[xx,xxx] [CUR]

Plan rules:

●	ICP amounts will be based upon actual results achieved during the fiscal year ending June 30, 2023.

●	Attainment of, or above, the entry criteria must be achieved for the Global Revenue, or the Global Adjusted EBITDA elements to be paid for any bonus eligible employee. Any payout for the MBO component would be dependent on your personal performance achievement against your OKR’s (what), values & behaviours (how) and any high-impact, value creation initiatives delivered.

●	Payout on Revenue component will be calculated on a straight line interpolation between Entry, paid at 50%, and Target, paid at 100%. Payout on Adjusted EBITDA component will similarly be calculated on straight line interpolation. For example, Adjusted EBITDA will decline 10% for each 1% missed of Global Adjusted EBITDA (e.g., 95% attainment of Global Adjusted EBITDA element, representing a miss of 5% against the Plan, would equal 75% achievement of Adjusted EBITDA element for bonus purposes).

●	The overachievement cap on the Global Revenue and Global Adjusted EBITDA elements shall be 200% of target payout (“OA Cap”); There is no overachievement opportunity for MBOs; For example, an employee with a 10% bonus target has the potential to overachieve to a maximum of 18% bonus payout.

●	Subject to the OA Cap, overachievement payout on the Global Revenue component will increase 12.5% for each 1% overachievement of the Global Revenue component up to 108% achievement of Targeted Global Revenue (e.g., 104% attainment of Global Revenue element, representing an overachievement of 4% against the plan, would equal 150% achievement of such element for bonus purposes).

●	Subject to the OA Cap, overachievement payout on the Global Adjusted EBITDA component will increase 5% for each 1% overachievement of Global Adjusted EBITDA component up to 120% achievement of Targeted Global Adjusted EBITDA (e.g., 110% attainment of Adjusted EBITDA element, representing an overachievement of 10% against the plan, would equal 150% achievement of such element for bonus purposes).

●	All amounts shall be determined in accordance with US GAAP and are subject to approval by Board of Directors; Payout will be made as soon as possible following the issuance of final audited financials (anticipated to be in September 2023).

●	MBOs may be weighted and achievement will be assessed for each individual MBO.

●	If not bonus eligible for the entire fiscal year, a pro-rated calculation will be made.

●	The ICP recipient must be an employee at the time of payout to earn a bonus hereunder.

I hereby acknowledge receipt and understanding of this document and agree to its terms and conditions.

<Employee signature>

Transform education, transform the world.	Keypath Education US | UK | Canada | Australia | Malaysia